Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
11	COMMITMENTS AND CONTINGENCIES

Commitments

As of December 31, 2025, the Company had no material purchase commitments, significant capital commitments, long-term obligations or guarantees.

The Company has not provided any guarantees on behalf of its subsidiaries or variable interest entities (“VIEs”), nor has it historically provided such guarantees.

Contingencies

From time to time, the Company may be involved in legal proceedings arising in normal course of business. As of December 31, 2025, the Company is not a party to any material pending legal proceedings that management believes would have a material adverse effect on the Company’s financial condition or results of operations. Management believes that the resolution of any such matters will not materially affect the financial statements.